UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08649
                                                    ----------------------------

                           EII REALTY SECURITIES TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Richard J. Adler
                          717 Fifth Avenue, 10th Floor
                               NEW YORK, NY 10022
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-303-0478
                                                           -------------

                        Date of fiscal year end: JUNE 30
                                                --------

                     Date of reporting period: JUNE 30, 2005
                                              --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


            [LOGO]               E.I.I. REALTY
            [GRAPHIC OMITTED]  SECURITIES TRUST

                              INSTITUTIONAL SHARES

                                 JUNE 30, 2005
                                 ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                               TABLE OF CONTENTS

Letter to Shareholders ....................................................    1

Portfolio Sectors .........................................................    7

Disclosure of Fund Expenses ...............................................    8

Schedule of Investments ...................................................    9

Statement of Assets and Liabilities .......................................   15

Statement of Operations ...................................................   16

Statements of Changes in Net Assets .......................................   17

Financial Highlights ......................................................   19

Notes to the Financial Statements .........................................   21

Report of Independent Registered Public Accounting Firm ...................   25

Additional Information (unaudited) ........................................   26

Trustees and Officers Information .........................................   29

                         E.I.I. REALTY SECURITIES TRUST

                         E.I.I. REALTY SECURITIES FUND

                                 JUNE 30, 2005

To Our Shareholders of the E.I.I. Realty Securities Fund:

For the fiscal year ended June 30, 2005, the E.I.I. Realty Securities Fund produced at total return of 36.1% compared to the NAREIT Equity Index return of 32.7%. The strong relative and absolute returns continue to outpace most other investment sectors. In particular, the U.S. real estate investment trust
("REIT") market saw an impressive rebound in the second quarter of 2005, following a 7% sell-off in the first quarter. The NAREIT Equity Index posted one of its best quarters in recent history, achieving a total return of +14.4% for the period.

REITs performed substantially better than the broader equity and bond markets. In the first half of 2005 the NAREIT Equity Index rose 6.4% compared to a gain of 2.5% for the Lehman Aggregate Index measuring investment grade bonds, and declines in equities as evidenced by returns of -0.8% for the S&P 500, -1.2% for the Russell 2000, and -5.1% for the NASDAQ.

There were several forces at work during the first half that we believe were instrumental in propelling the REIT market to new highs. First, REITs benefited from the unexpected decline in long-term interest rates to under 4% on 10-year Treasury bonds. Rates fell despite a strong economy and rising short-term rates as the Federal Reserve tightened monetary policy.

Second, the sell-off in REITs, which occurred predominantly in January, was trading related and short-term in nature in anticipation of higher interest rates and from profit-taking after two strong years of REIT performance.

Third, money flows into REITs remained very strong. Both individual and institutional investors continue to crave yield and REITs are still one of the few asset classes that provide it. Fourth, fundamentals are continuing to improve at the property level and earnings growth is becoming more visible.

Lastly, REIT merger and acquisition (M&A) activity picked up again in early June with Prologis (PLD) announcing a deal to purchase Catellus Development Corp
(CDX) at approximately a 16% premium and Gables Residential (GBP) announcing that it will be taken private at a 14% premium.

This M&A activity, which has centered on the small/mid-cap names being acquired, reinforces the view that real estate could be purchased more cheaply on the New York Stock Exchange than it could directly in the private market. Future M&A activity will be driven by capitalization rate ("cap rate") expectations for the underlying real estate in REIT portfolios, so these expectations will also be a key determinant of REIT performance in the near-term.

There is clearly validity to the argument that we are in a period of reduced return expectations across all the major asset classes. Thus, by extension, this "secular" rather than "cyclical" shift should also apply to real estate, which supports the notion that cap rates will remain low for some indeterminate amount of time and will not rise materially in the short/intermediate term.

This current environment is clearly related to global liquidity and low interest rates. REIT net asset values (NAV) have been increasing dramatically as underlying cap rate assumptions have fallen. The notion that stock prices have not kept up with private market values is currently being demonstrated by the merger and acquisition activity.

While the  correlation  between  REIT  returns  and the  return  on the  10-Year
Treasury  has risen  considerably  over the last  eight  months  to around  0.4, historically this correlation has been much lower. The low historical correlation is significantly impacted by inflation, since bonds are a victim of inflation, but REITs are an inflation hedge. More recently the correlation has been higher as yield-starved investors have sought out REITs, with inflation concerns a secondary consideration. The yield curve flattened during the first half of 2005 as the 10-year Treasury's yield closed below 4.0% and short rates (i.e., fed funds) moved up to 3.25%. This flattening has historically been a precursor to slower growth and a decline in inflation concerns. For now the growth in funds-from-operations (FFO) of REITs is accelerating reflecting the strong economy over the last two years, since real estate is a lagging cyclical industry. But if the flattening yield curve does presage a decline in the economy, cash flow growth for REITs will slow in coming years.

                         E.I.I. REALTY SECURITIES TRUST

                         E.I.I. REALTY SECURITIES FUND

                                 JUNE 30, 2005

Beyond these tactical considerations, we believe the continuing strength of REITs reflects the changing demographics of investors. As investors age their investment needs and preferences shift. REITs provide precisely the mix of high current income with some growth, an inflation hedge, diversification, transparency, and ease of administration that are appropriate for retirement portfolios. The continuing growth in demand for retirement investments as Baby Boomers age will be a secular theme for years to come, which we believe will continue to generate growth and attractive returns in the REIT market.

We thank you for the support and confidence you have placed in us.

Sincerely,

/s/ Richard J. Adler

Richard J. Adler
Chairman

                         E.I.I. REALTY SECURITIES TRUST

              E.I.I. REALTY SECURITIES FUND - INSTITUTIONAL SHARES

                                 JUNE 30, 2005

      COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I.
                            REALTY SECURITIES FUND,
  THE NAREIT EQUITY INDEX(1) AND THE WILSHIRE REAL ESTATE SECURITIES INDEX(1)
              FROM INCEPTION (JUNE 11, 1998) THROUGH JUNE 30, 2005

                                  [LINE GRAPH]


                      E.I.I. Realty       NAREIT        Wilshire Real Estate
                     Securities Fund     Equity Index     Securities Index

    6/11/1998              10,000           10,000            10,000
    6/30/1998              10,260           10,253            10,253
    7/31/1998               9,650            9,587             9,539
    8/31/1998               8,940            8,683             8,548
    9/30/1998               9,390            9,174             9,027
   10/31/1998               9,213            9,004             8,903
   11/30/1998               9,415            9,137             9,071
   12/31/1998               9,306            8,907             8,941
    1/31/1999               9,112            8,720             8,747
    2/28/1999               9,000            8,515             8,678
    3/31/1999               8,908            8,477             8,631
    4/30/1999               9,801            9,281             9,551
    5/31/1999              10,039            9,485             9,712
    6/30/1999               9,728            9,332             9,547
    7/31/1999               9,382            9,035             9,182
    8/31/1999               9,309            8,920             9,044
    9/30/1999               8,910            8,581             8,636
   10/31/1999               8,613            8,370             8,475
   11/30/1999               8,571            8,234             8,342
   12/31/1999               8,955            8,495             8,656
    1/31/2000               8,987            8,523             8,691
    2/29/2000               8,847            8,421             8,525
    3/31/2000               9,256            8,698             8,899
    4/30/2000               9,856            9,283             9,533
    5/31/2000               9,933            9,374             9,648
    6/30/2000              10,336            9,615             9,973
    7/31/2000              11,163           10,455            10,868
    8/31/2000              10,690           10,031            10,477
    9/30/2000              11,141           10,350            10,818
   10/31/2000              10,631            9,902            10,348
   11/30/2000              10,876           10,029            10,581
   12/31/2000              11,591           10,735            11,316
    1/31/2001              11,501           10,847            11,429
    2/28/2001              11,264           10,674            11,192
    3/31/2001              11,321           10,777            11,201
    4/30/2001              11,582           11,034            11,467
    5/31/2001              11,798           11,301            11,788
    6/30/2001              12,490           11,964            12,421
    7/31/2001              12,181           11,726            12,173
    8/31/2001              12,616           12,155            12,598
    9/30/2001              12,009           11,650            11,851
   10/31/2001              11,627           11,317            11,407
   11/30/2001              12,288           11,940            12,147
   12/31/2001              12,578           12,231            12,499
    1/31/2002              12,625           12,254            12,553
    2/28/2002              12,812           12,491            12,840
    3/31/2002              13,573           13,240            13,630
    4/30/2002              13,561           13,353            13,712
    5/31/2002              13,703           13,534            13,850
    6/30/2002              13,975           13,904            14,134
    7/31/2002              13,248           13,176            13,259
    8/31/2002              13,176           13,151            13,264
    9/30/2002              12,698           12,646            12,678
   10/31/2002              11,925           12,037            12,048
   11/30/2002              12,458           12,604            12,644
   12/31/2002              12,510           12,698            12,829
    1/31/2003              12,073           12,328            12,454
    2/28/2003              12,192           12,532            12,637
    3/31/2003              12,311           12,782            12,958
    4/30/2003              12,773           13,345            13,504
    5/31/2003              13,523           14,151            14,279
    6/30/2003              13,805           14,459            14,558
    7/31/2003              14,545           15,233            15,402
    8/31/2003              14,639           15,315            15,567
    9/30/2003              15,125           15,836            16,091
   10/31/2003              15,229           16,122            16,336
   11/30/2003              15,963           16,825            17,043
   12/31/2003              16,493           17,414            17,585
    1/31/2004           17,081.56           18,167            18,241
    2/28/2004           17,410.05           18,485            18,615
    3/31/2004           18,518.71           19,507            19,715
    4/30/2004           15,780.86           16,663            16,979
    5/31/2004           16,867.77           17,851            18,266
    6/30/2004           17,321.80           18,374            18,808
    7/31/2004           17,610.27           18,434            18,921
    8/31/2004           19,118.15           19,898            20,395
    9/30/2004           19,090.48           19,886            20,356
   10/31/2004           20,240.99           20,952            21,456
   11/30/2004           21,157.25           21,853            22,468
   12/31/2004           22,184.07           22,914            23,708
    1/31/2005           20,278.16           20,990            21,764
    2/28/2005           20,827.61           21,634            22,428
    3/31/2005           20,552.89           21,298            22,186
    4/30/2005           21,754.76           22,431            23,271
    5/31/2005           22,530.48           23,209            24,036
    6/30/2005           23,582.02           24,376            25,320


                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2005

                                        CUMULATIVE TOTAL RETURN
                                  -------------------------------------   AVERAGE ANNUAL TOTAL RETURN
                                   FISCAL       CALENDAR       SINCE      THREE   FIVE       SINCE
                                  YEAR 6/30   YEAR-TO-DATE   INCEPTION*   YEARS   YEARS    INCEPTION*
                                  -------------------------------------------------------------------
E.I.I. REALTY SECURITIES FUND       36.15%        6.30%        135.82%    19.06%  17.94%     12.93%

NAREIT Equity Index(1)              32.66%        6.38%        143.73%    20.58%  20.45%     13.45%

Wilshire Real Estate
Securities Index(1)                 34.62%        6.80%        153.18%    21.45%  20.48%     14.07%

* Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses. The graph and table referenced do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                                 JUNE 30, 2005

To Our  Shareholders  of the  E.I.I.  International  Property  Fund:

The E.I.I. International Property Fund completed its first year of operations with assets of nearly $48 million. Net asset value ("NAV") per share in the first six months rose to 12.88 from the year-end price of $12.66 for a total return of 2.41% per share including dividends. Since inception on July 1, 2004 the total return was 29.68% including dividends.

In the first half of 2005, the global markets experienced surging oil prices and weakening economic fundamentals as even the China juggernaut lost some steam. While oil prices may have been expected to rise, the US dollar was not, and its appreciation against all major currencies was significant - up nearly 12% against the Euro and over 7% relative to the British Pound. The strength in the dollar masked the rise in prices for property stocks in local currency terms.

After declining in March, property stocks recovered early in the second quarter and rose strongly in May. Asian markets lagged those of Europe initially, finishing the quarter more strongly as the effects of oil price increases and the overall economic slowdown diminished.

With the exception of Australia, where the property market is declining from its recent peak, the property sector far out-performed the broader equity markets.

                                      ASIA

In Asia, Hong Kong's office and retail markets experienced high levels of tenant demand, and rents rose accordingly throughout this market. Since mid-2004, office rents have risen over 100% yet remain nearly 50% below the rates achieved in 1995. We expect rents will rise further and therefore continue to emphasize office owners and developers, concentrating our investments on companies like Hong Kong Land, Sino Land, and Hang Lung that focus on commercial property development. In contrast, we have reduced our exposure to residential developers. We have also reduced our exposure to China on a short-term basis as we await a more stabilized real estate environment in response to the recent government initiatives to reduce the rate of growth in home prices and avoid a "bubble".

Singapore's property market has lagged Hong Kong's over the past three years and it remains a far less costly area for businesses and residents. Despite low interest rates, home prices have not risen substantially. However there are now signs that the buyers are becoming more confident and demand is recovering - slowly.

In the period, the Japanese property market showed further signs the worst is now over and the market should begin to show positive growth. For example, vacancy rates for Tokyo office fell for the 10th consecutive month in May and are now at 5% levels for type A office buildings. Oil price pressures seem to be holding the recovery in check, but even this obstacle may be overcome by the overall improving economic situation in Japan. The impact of the rising US dollar relative to the Yen should improve overall business conditions and lead to increased employment and earnings. Though Japan's real estate markets are finally recovering, the property stocks failed to reflect this during the period.

Thailand's consumer sentiment fell sharply after the government eliminated oil price subsidies. The cost of these subsidies became prohibitive after oil surged above $50 per barrel. On the positive side, the government announced plans on July 13 to increase spending to stimulate the economy which is expected to ultimately benefit the property sector.

                                     EUROPE

The UK economy showed clear signs of weakening with declining industrial production and employment levels throughout the quarter. Consequently, the prospects for interest rate increases in this market are

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                                  JUNE 30, 2005

diminishing, and rate reductions appear to be more probable. This will ultimately be positive for the UK property companies that are slowly recovering from the lows of mid-March. Property market fundamentals remain strong.

France's economic prospects are not especially promising, but the property market in Paris is finally beginning to improve as evidenced by increased leasing activity, rising rents, and declining vacancy rates, now 4.5%. Several significant leases were signed during the quarter at rates that exceeded our expectations. Real estate valuations also rose during the quarter, as investor appetite for Paris real estate remained strong. For example, one of our primary holdings, Unibail, sold a property at a surprisingly low sub-5% current yield (cap rate). We expect vacancy rates in Paris and its environs to decline gradually over the next 18 months.

Spain's property sector was the strongest performer among global property markets, rising nearly 28% for the quarter (price only). The primary driver of the market was Metrovacesa, whose acquisition of a French SIIC (REIT) allowed the company to expand into France and eliminate most of its income taxes in so doing. A secondary driver was the strong Spanish housing market. One of our largest holdings in Spain, Urbis, a home developer, rose nearly 49% in the period in anticipation of rising home sales.

In the first half of 2005 the Italian property companies continued their strong performance despite deteriorating economic fundamentals. Our second largest holding in Italy, Aedes, rose over 40% during the period. Despite this gain, it is still trading well below our estimates of its net asset value. Much of the discount can be attributed to the lack of transparency and complicated structures used in Italy to minimize income taxes at the company level.

                               INVESTMENT OUTLOOK

We continue to believe the property sector will be attractive throughout the remainder of 2005 and for much of 2006 due to prevailing low interest rates, improving real estate fundamentals in most markets, and strong demand for real estate in general and property companies in particular. Despite strong gains, share prices are generally still below net asset value, and the spread of REIT-type structures acts as a catalyst to reduce or eliminate these NAV discounts. Asian markets have lagged those of Europe and the US, and we expect to allocate increasing amounts to this region over the second half of the year. We also expect that new companies will be going public in Europe and we look to take advantage of these situations.

We thank you for the support and confidence you have placed in us.

Sincerely,

/s/ Richard J. Adler

Richard J. Adler
Chairman

                         E.I.I. REALTY SECURITIES TRUST

           E.I.I. INTERNATIONAL PROPERTY FUND - INSTITUTIONAL SHARES

                                  JUNE 30, 2005

      COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. INTERNATIONAL PROPERTY FUND, THE EPRA / NAREIT GLOBAL INDEX EX NA(1)
     AND THE 60/40 CUSTOM BENCHMARK(2) FROM INCEPTION (JULY 1, 2004) THROUGH
                                  JUNE 30, 2005

                                  [LINE GRAPH]

               E.I.I. International        EPRAP/NAREIT       60/40 Custom
                  Property Fund         Global Index ex NA      Benchmark
    6/30/2004         10,000.00              10,000              10,000
    7/31/2004          9,850.00              10,124              10,104
    8/31/2004         10,060.00              10,449              10,418
    9/30/2004         10,310.00              10,682              10,689
   10/31/2004         10,730.00              11,020              11,044
   11/30/2004         11,900.00              12,111              12,173
   12/31/2004         12,661.10              12,813              12,971
    1/31/2005         12,701.29              12,682              12,801
    2/28/2005         13,022.84              12,859              13,045
    3/31/2005         12,661.10              12,403              12,564
    4/30/2005         12,746.75              12,629              12,821
    5/31/2005         12,827.29              12,666              12,942
    6/30/2005         12,968.25              12,972              13,192


Note: (1)   Europeanublic  Real Estate Association (EPRA) - EPRA / NAREIT Global
            Index ex North America in USD

      (2) EPRA Europe Index 60% and EPRA Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund. The index is a passively managed portfolio that does not include account charges, fees and other expenses.

                   RETURNS FOR THE PERIODS ENDED JUNE 30, 2005

                                                 CUMULATIVE TOTAL RETURN

                                          FISCAL YEAR    CALENDAR
                                              6/30     YEAR-TO-DATE  SINCE INCEPTION*
E.I.I. INTERNATIONAL PROPERTY FUND           29.68%        2.43%           29.68%

60/40 Custom Benchmark(1)                    31.92%        1.70%           31.92%

EPRA / NAREIT Global Index ex NA(2)          29.72%        1.24%           29.72%

* Inception date was July 1, 2004.

(1) EPRA Europe Index 60% and EPRA Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the fund.

(2) European Public Real Estate Association (EPRA) - EPRA / NAREIT Global Index ex North America in USD.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results. Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The benchmarks are unmanaged indices of overall market performance and do not take into account charges, fees and other expenses. The graph and table referenced do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                         E.I.I. REALTY SECURITIES TRUST

                               AS OF JUNE 30, 2005

E.I.I. REALTY SECURITIES FUND
SECTORS(1)

COMMON AND PREFERRED STOCKS
   Real Estate Investment Trusts          100.00%
SHORT-TERM INSTRUMENTS                      0.00
                                          ------
TOTAL                                     100.00%

E.I.I. INTERNATIONAL PROPERTY FUND
SECTORS(1)

COMMON STOCKS
   Real Estate Investment Trusts           89.14%
SHORT-TERM INSTRUMENTS                     10.86
                                          ------
TOTAL                                     100.00%

(1) As a percentage to total holdings as of June 30, 2005. Holdings are subject to change.

                  E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE

As a Shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

The line entitled "Actual Fund Return," provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the cost shown for your share class in the row entitled "Expenses Paid During Period" to estimate the expenses incurred on your account during this period.

The line entitled "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

DISCLOSURE OF FUND EXPENSES

                 FOR THE PERIOD JANUARY 1, 2005 TO JUNE 30, 2005

                                    BEGINNING         ENDING      EXPENSES
                                     ACCOUNT         ACCOUNT        PAID      ANNUALIZED
                                      VALUE           VALUE        DURING      EXPENSE
EXPENSE TABLE                        1/1/2005       6/30/2005      PERIOD       RATIO
                                    ----------      ----------    --------    ----------
E.I.I. REALITY SECURITIES FUND
Actual Fund Return ...............  $ 1,000.00      $ 1,063.00     $ 5.12        1.0%
Hypothetical 5% Return ...........  $ 1,000.00      $ 1,019.84     $ 5.01        1.0%

E.I.I INTERNATIONAL PROPERTY FUND
Actual Fund Return ...............  $ 1,000.00      $ 1,024.30     $ 5.02        1.0%
Hypothetical 5% Return ...........  $ 1,000.00      $ 1,019.84     $ 5.01        1.0%

* Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                          E.I.I REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2005

                                                                       SHARES                VALUE
                                                                      -------            -------------
COMMON STOCK - 96.83%
Alexandria Real Estate Equities, Inc.                                   7,500            $     550,875
AMB Property Corp.                                                     40,200                1,745,886
Archstone-Smith Trust                                                  62,733                2,422,748
Arden Realty, Inc.                                                     24,000                  863,520
AvalonBay Communities, Inc.                                            31,571                2,550,937
BioMed Realty Trust, Inc.                                              17,200                  410,220
Boston Properties, Inc.                                                29,747                2,082,290
Brandywine Realty Trust                                                51,439                1,576,605
Brookfield Properties Corp.                                            90,074                2,594,131
Camden Property Trust                                                  12,700                  682,625
Capital Automotive REIT                                                21,700                  828,289
CenterPoint Properties Trust                                           33,686                1,424,918
Developers Diversified Realty Corp.                                    40,277                1,851,131
Equity Lifestyle Properties, Inc.                                       8,600                  341,936
Essex Property Trust, Inc.                                             13,995                1,162,425
General Growth Properties, Inc.                                        58,663                2,410,463
Hilton Hotels Corp.                                                    65,296                1,557,309
Host Marriott Corp.                                                   152,045                2,660,787
Kilroy Realty Corp.                                                    11,400                  541,386
Kimco Realty Corp.                                                     63,932                3,766,234
Liberty Property Trust                                                 36,000                1,595,160
Macerich Co. (The)                                                     44,832                3,005,986
Mills Corp. (The)                                                      38,700                2,352,573
Pan Pacific Retail Properties, Inc.                                    16,400                1,088,632
ProLogis                                                               74,822                3,010,837
Public Storage, Inc.                                                   53,415                3,378,499
Reckson Associates Realty Corp.                                        30,900                1,036,695
Regency Centers Corp.                                                  36,133                2,066,808
Shurgard Storage Centers, Inc.                                         17,857                  820,708
Simon Property Group, Inc.                                             63,548                4,606,594
SL Green Realty Corp.                                                  12,900                  832,050
Spirit Finance Corp.                                                   41,000                  481,750
Starwood Hotels & Resorts Worldwide, Inc.                              23,200                1,358,824
Taubman Centers, Inc.                                                  12,100                  412,489
United Dominion Realty Trust, Inc.                                     82,966                1,995,332
Ventas, Inc.                                                           65,800                1,987,160
Vornado Realty Trust                                                   42,739                3,436,216
Weingarten Realty Investors                                            26,200                1,027,564
                                                                                         -------------

Total Common Stock (Cost $38,048,817)                                                       66,518,592
                                                                                         -------------

                See Accompanying Notes to Financial Statements.

                          E.I.I REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2005

                                                                       SHARES                VALUE
                                                                      -------            -------------
PREFERRED STOCK - 0.50%
Simon Property Group, L.P.                                              5,516            $     341,992
                                                                                         -------------

Total Preferred Stock (Cost $88,615)                                                           341,992
                                                                                         -------------

TOTAL INVESTMENTS - 97.33% (Cost $38,137,432)                                               66,860,584

OTHER ASSETS IN EXCESS OF LIABILITIES - 2.67%                                                1,836,501
                                                                                         -------------

TOTAL NET ASSETS - 100.00%                                                               $  68,697,085
                                                                                         =============

                See Accompanying Notes to Financial Statements.

                    E.I.I. REALTY SECURITIES TRUST

                  E.I.I. INTERNATIONAL PROPERTY FUND

                        SCHEDULE OF INVESTMENTS

                             JUNE 30, 2005

                                                                        SHARES               VALUE
                                                                      ---------          -------------
COMMON STOCKS - 89.61%

AUSTRALIA - 2.32%
Westfield Group                                                          80,350          $   1,086,514
Westfield Group NPV Stapled*                                              1,887                 25,459
                                                                                         -------------

Total (Cost $983,665)                                                                        1,111,973
                                                                                         -------------
FRANCE - 10.89%
Accor SA                                                                 10,000                469,371
Gecina SA*                                                               14,554              1,652,742
Klepierre                                                                 6,000                572,760
Societe de la Tour Eiffel                                                14,500              1,509,685
Societe Immobiliere de Location pour l'Industrie et le Commerce           1,800                183,051
Unibail                                                                   6,492                833,900
                                                                                         -------------

Total (Cost $4,832,213)                                                                      5,221,509
                                                                                         -------------
HONG KONG - 11.09%
China Overseas Land & Investment, Ltd.                                2,400,000                444,599
China State Construction International Holdings, Ltd.*                  105,555                     --
Hang Lung Properties, Ltd.                                              750,000              1,104,743
Henderson Land Development Co., Ltd.                                     41,000                196,210
Kerry Properties, Ltd.                                                  500,000              1,112,783
Shangri-La Asia, Ltd.                                                   718,085              1,108,541
Sino Land Co., Ltd.                                                   1,261,437              1,346,909
                                                                                         -------------

Total (Cost $4,892,083)                                                                      5,313,785
                                                                                         -------------
ITALY - 8.10%
Aedes SpA Ligure Lombarda per Imprese e Costruzioni                     217,300              1,415,344
Risanamento SpA                                                         730,650              2,467,934
                                                                                         -------------

Total (Cost $3,726,042)                                                                      3,883,278
                                                                                         -------------
JAPAN - 16.42%
AEON Mall Co., Ltd.                                                      75,000              2,646,422
Daiwa House Industry Co., Ltd.                                          187,000              2,144,905
Mitsubishi Estate Co., Ltd.                                              95,000              1,046,792
Mitsui Fudosan Co., Ltd.                                                180,800              2,031,369
                                                                                         -------------

Total (Cost $8,006,680)                                                                      7,869,488
                                                                                         -------------

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                      SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2005

                                                                        SHARES               VALUE
                                                                       -------           -------------
NETHERLANDS - 2.57%
Rodamco Europe NV                                                       15,000           $   1,230,327
                                                                                         -------------

Total (Cost $1,128,765)                                                                      1,230,327
                                                                                         -------------
SINGAPORE - 6.64%
Ascendas Real Estate Investment Trust                                  750,000                 982,339
Capitaland, Ltd.                                                       650,000                 916,849
Hongkong Land Holdings, Ltd.                                           185,000                 516,150
Keppel Land, Ltd.                                                      517,000                 766,017
                                                                                         -------------

Total (Cost $2,885,231)                                                                      3,181,355
                                                                                         -------------
SPAIN - 8.07%
Inmobiliaria Colonial, SA                                               20,000               1,065,375
Inmobiliaria Urbis, SA                                                  39,768                 747,696
Metrovacesa, SA                                                            411                  24,242
Sol Melia, SA                                                          175,000               2,029,661
                                                                                         -------------

Total (Cost $3,219,090)                                                                      3,866,974
                                                                                         -------------
UNITED KINGDOM - 23.51%
British Land Co. plc                                                   191,290               3,003,586
Capital & Regional plc                                                 124,301               1,802,465
Derwent Valley Holdings plc                                             35,660                 760,627
Hammerson plc                                                          185,200               2,952,777
Helical Bar plc                                                          5,437                 133,757
Quintain Estates & Development plc                                      74,095                 699,911
Shaftesbury plc                                                        285,700               1,916,530
                                                                                         -------------

Total (Cost $10,776,055)                                                                    11,269,653
                                                                                         -------------

Total Common Stock (Cost $40,449,824)                                                       42,948,342
                                                                                         -------------

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2005

                                                                                         PAR                   VALUE
                                                                                    --------------       ---------------
SHORT TERM OBLIGATION - 10.92%
PNC Bank Money Market Fund                                                          $    5,231,774       $     5,231,774
                                                                                                         ---------------

Total (Cost $5,231,774)                                                                                        5,231,774
                                                                                                         ---------------

TOTAL INVESTMENTS - 100.53% (Cost $45,681,598)                                                                48,180,116

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.53%)                                                                 (254,979)
                                                                                                         ---------------

TOTAL NET ASSETS - 100.00%                                                                               $    47,925,137
                                                                                                         ===============

*     Denotes non-income producing security.

                See Accompanying Notes to Financial Statements.

                      This page left blank intentionally.

                         E.I.I. REALTY SECURITIES TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                                  JUNE 30, 2005

                                                                         E.I.I. REALTY    E.I.I. INTERNATIONAL
                                                                        SECURITIES FUND      PROPERTY FUND
                                                                        ---------------   --------------------
ASSETS:
   Investments at value (Cost $38,137,432 and $45,681,598) ........     $    66,860,584   $         48,180,116
   Cash ...........................................................                  --                 94,950
   Dividends receivable ...........................................             162,645                 14,698
   Interest receivable ............................................               2,941                  7,776
   Receivable for investment securities sold ......................           2,380,333                760,795
   Receivable for fund shares sold ................................                  --                 12,955
   Prepaid expenses and other assets ..............................              10,039                 25,108
                                                                        ---------------   --------------------
     Total Assets .................................................          69,416,542             49,096,398
                                                                        ---------------   --------------------
LIABILITIES:
   Payable for investment securities purchased ....................                  --              1,135,094
   Payable to custodian ...........................................             593,644                     --
   Investment advisory fees payable ...............................              20,961                 15,195
   Accrued expenses and other payables ............................             104,852                 20,972
                                                                        ---------------   --------------------
     Total Liabilities ............................................             719,457              1,171,261
                                                                        ---------------   --------------------

NET ASSETS ........................................................     $    68,697,085   $         47,925,137
                                                                        ===============   ====================

NET ASSETS consist of:
   Paid-in capital ................................................          26,008,110             45,069,991
   Undistributed net investment income ............................             326,708                 24,941
   Undistributed net realized foreign exchange loss ...............                  --               (184,839)
   Accumulated net realized gain on investment transactions .......          13,639,115                512,340
   Net unrealized appreciation on foreign currency ................                  --                  4,186
   Net unrealized appreciation on investment securities ...........          28,723,152              2,498,518
                                                                        ---------------   --------------------
TOTAL NET ASSETS ..................................................     $    68,697,085   $         47,925,137
                                                                        ===============   ====================

CAPITAL STOCK, (unlimited authorized shares at $0.01 par value)
Institutional Class Shares outstanding ............................           5,023,367              3,721,307
                                                                        ===============   ====================

NET ASSET VALUE, offering and redemption price per share
Institutional Class Share .........................................     $         13.68   $              12.88
                                                                        ===============   ====================

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                            STATEMENTS OF OPERATIONS

                            YEAR ENDED JUNE 30, 2005

                                                                            E.I.I.              E.I.I.
                                                                      REALTY SECURITIES     INTERNATIONAL
                                                                             FUND           PROPERTY FUND
                                                                      -----------------     -------------
INVESTMENT INCOME
   Dividends (less foreign taxes withheld $6,690 and $38,902)         $       2,694,688     $     402,513
   Interest .......................................................              55,251            44,317
                                                                      -----------------     -------------
         Total Investment Income ..................................           2,749,939           446,830
                                                                      -----------------     -------------

EXPENSES
   Management fee .................................................             672,785           129,080
   Administrative fee .............................................             134,690            25,816
   Trustees' fees and expenses ....................................              61,892             3,022
   Transfer agency fees ...........................................              46,872            16,104
   Legal fees .....................................................              48,200             3,994
   Organizational expense .........................................                  --            44,352
   Audit fees .....................................................              52,236             3,889
   Custodian fee ..................................................              24,521            25,665
   Filing fees ....................................................              13,392            17,175
   Shareholders' reports ..........................................               8,298             8,596
   Insurance expense ..............................................               3,257               365
   Miscellaneous expenses .........................................              13,770             6,130
                                                                      -----------------     -------------
     Total expenses ...............................................           1,079,913           284,188
   Less: expenses waived ..........................................            (182,824)         (111,909)
                                                                      -----------------     -------------
         Net expenses .............................................             897,089           172,279
                                                                      -----------------     -------------
   NET INVESTMENT INCOME ..........................................           1,852,850           274,551
                                                                      -----------------     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
   Net Realized Gain on Investment Transactions ...................          19,409,530           381,897
   Capital Gain Dividends Received ................................             557,129                --
   Net Realized Loss on Foreign Currency Transactions .............                  --          (184,839)
   Change in Unrealized Appreciation on Investment Securities .....           4,737,017         2,498,518
   Translation of Assets and Liabilities in Foreign Currencies ....                  --             4,186
                                                                      -----------------     -------------
                                                                             24,703,676         2,699,762
                                                                      -----------------     -------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ........................................   $      26,556,526     $   2,974,313
                                                                      =================     =============

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                            E.I.I. REALTY SECURITIES FUND
                                                                            -----------------------------
                                                                             Year Ended       Year Ended
                                                                            June 30, 2005   June 30, 2004
                                                                            -------------   -------------
INCREASE IN NET ASSETS
   OPERATIONS:
      Net Investment Income ..........................................      $   1,852,850   $   4,271,617
      Net Realized Gain on Investment
         Transactions ................................................         19,409,530      17,916,508
      Capital Gain Dividends Received ................................            557,129              --
      Change in Unrealized Appreciation
         on Investment Securities ....................................          4,737,017       2,762,564
                                                                            -------------   -------------

            Net Increase in Net Assets
               Resulting From Operations .............................         26,556,526      24,950,689
                                                                            -------------   -------------

   DISTRIBUTIONS FROM:
      Net Investment Income ..........................................         (1,697,969)     (2,560,960)
      Net Capital Gain ...............................................        (19,671,137)       (485,239)
                                                                            -------------   -------------
            Total Distributions ......................................        (21,369,106)     (3,046,199)
                                                                            -------------   -------------

   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS: (1)
      Shares Issued ..................................................             88,762      14,404,825
      Shares Issued in Reinvestment of Distributions .................         20,796,578       2,620,214
      Shares Redeemed ................................................        (53,681,076)    (56,274,250)
                                                                            -------------   -------------
            Net Decrease from Capital
               Share Transactions ....................................        (32,795,736)    (39,249,211)
                                                                            -------------   -------------

   Total Decrease in Net Assets ......................................        (27,608,316)    (17,344,721)
                                                                            -------------   -------------

NET ASSETS
   Beginning of Year .................................................         96,305,401     113,650,122
                                                                            -------------   -------------
   End of Year (2) ...................................................      $  68,697,085   $  96,305,401
                                                                            =============   =============

(1) SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued .....................................................              6,985       1,243,535
   Shares Reinvested .................................................          1,608,519         225,325
   Shares Redeemed ...................................................         (4,239,521)     (4,852,236)
                                                                            -------------   -------------
                                                                               (2,624,017)     (3,383,376)
                                                                            =============   =============

(2) Including undistributed net investment income ....................      $     326,708   $   1,713,167
                                                                            =============   =============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       STATEMENT OF CHANGES IN NET ASSETS

                       E.I.I. INTERNATIONAL PROPERTY FUND

                                                                   Year Ended
                                                                 June 30, 2005*
                                                                 --------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net Investment Income ..................................    $    274,551
      Net Realized Gain on Investment Transactions ...........         381,897
      Net Realized Loss on Foreign Currency
         Transactions ........................................        (184,839)
      Change in Unrealized Appreciation
         on Investment Securities ............................       2,498,518
      Translation of Assets and Liabilities in Foreign
         Currencies ..........................................           4,186
                                                                  ------------
            Net Increase in Net Assets Resulting
               From Operations ...............................       2,974,313
                                                                  ------------

   DISTRIBUTIONS FROM:
      Net Investment Income ..................................         (77,536)
      Net Capital Gain .......................................         (54,396)
                                                                  ------------
            Total Distributions ..............................        (131,932)
                                                                  ------------

   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS: (1)
      Shares Issued ..........................................      44,950,850
      Shares Issued in Reinvestment of Distributions .........         131,932
      Shares Redeemed ........................................             (26)
                                                                  ------------
            Net Increase from Capital
            Share Transactions ...............................      45,082,756
                                                                  ------------

   Total Increase in Net Assets ..............................      47,925,137
                                                                  ------------

NET ASSETS
   Beginning of Year .........................................              --
                                                                  ------------
   End of Year (2) ...........................................    $ 47,925,137
                                                                  ============

(1) SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares Issued .............................................       3,710,806
   Shares Reinvested .........................................          10,503
   Shares Redeemed ...........................................              (2)
                                                                  ------------
                                                                     3,721,307
                                                                  ============

(2) Including undistributed net investment income ............    $     24,941
                                                                  ============

* THE FUND COMMENCED OPERATIONS ON JULY 1, 2004.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                      Year Ended      Year Ended     Year Ended       Year Ended     Year Ended
                                                    June 30, 2005   June 30, 2004   June 30, 2003   June 30, 2002   June 30, 2001
                                                    -------------   -------------   -------------   -------------   -------------
Net Asset Value, Beginning of Year ..............    $     12.59     $     10.30     $     11.81     $     11.01     $      9.48
                                                     -----------     -----------     -----------     -----------     -----------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
      Net Investment Income .....................           0.40            0.56            0.38            0.45            0.50
      Net Gain (Loss) on Securities
         (Realized and Unrealized) ..............           3.92            2.04           (0.64)           0.81            1.42
                                                     -----------     -----------     -----------     -----------     -----------
         Total from Investment Operations .......           4.32            2.60           (0.26)           1.26            1.92
                                                     -----------     -----------     -----------     -----------     -----------

LESS DISTRIBUTIONS
      Net Investment Income .....................          (0.25)          (0.26)          (0.35)          (0.46)          (0.39)
      Net Capital Gains .........................          (2.98)          (0.05)          (0.90)             --              --
                                                     -----------     -----------     -----------     -----------     -----------
         Total Distributions ....................          (3.23)          (0.31)          (1.25)          (0.46)          (0.39)
                                                     -----------     -----------     -----------     -----------     -----------

Net Asset Value, End of Year ....................    $     13.68     $     12.59     $     10.30     $     11.81     $     11.01
                                                     ===========     ===========     ===========     ===========     ===========
Total Return ....................................          36.15%          25.48%          (1.19%)         11.89%          20.84%

Net Assets, End of Year (thousands) .............    $    68,697     $    96,305     $   113,650     $   189,067     $   184,844

Ratio of Expenses to Average Net Assets .........           1.00%           1.00%           1.00%           1.00%           1.00%

Ratio of Expenses to Average Net Assets
(Excluding Waivers and Reimbursement
   of Expenses) .................................           1.20%           1.13%           1.12%           1.06%           1.08%

Ratio of Net Investment Income to
   Average Net Assets ...........................           2.06%           3.76%           5.15%           5.16%           5.19%

Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
      Reimbursement of Expenses) ................           1.86%           3.63%           5.03%           5.10%           5.11%

Portfolio Turnover Rate .........................             43%             86%             57%             72%             20%

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I INTERNATIONAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

                  FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING.

                                                       Year Ended
                                                     June 30, 2005*
                                                     --------------
Net Asset Value, Beginning of Year ...............   $        10.00
                                                     --------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
     Net Investment Income .......................             0.09
     Net Gain on Securities (Realized and
       Unrealized) ...............................             2.88
                                                     --------------
         Total from Investment Operations ........             2.97
                                                     --------------

LESS DISTRIBUTIONS

     Net Investment Income .......................            (0.04)
     Net Capital Gains ...........................            (0.05)
                                                     --------------
         Total Distributions .....................            (0.09)
                                                     --------------

Net Asset Value, End of Year .....................   $        12.88
                                                     ==============

Total Return .....................................            29.68%

Net Assets, End of Year (thousands) ..............   $       47,925

Ratio of Expenses to Average Net Assets ..........             1.00%
Ratio of Expenses to Average Net Assets
(Excluding Waivers and Reimbursement
   of Expenses) ..................................             1.65%

Ratio of Net Investment Income to
  Average Net Assets .............................             1.59%

Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
     Reimbursement of Expenses) ..................             0.94%

Portfolio Turnover Rate ..........................               27%

* The Fund commenced operations on July 1, 2004.

                See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                        NOTES TO THE FINANCIAL STATEMENTS

                                 JUNE 30, 2005

A.    ORGANIZATION:

E.I.I. Realty Securities Trust (the "Trust") was incorporated in the State of Delaware on December 22, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company with the following series: E.I.I. Realty Securities Fund and E.I.I. International Property Fund. E.I.I. International Property Fund commenced operations on July 1, 2004. Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds".

FUND SHARES

The Funds may offer three classes of shares; Institutional, Adviser and Investor. As of June 30, 2005, the Adviser and Investor Classes had not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B.    SIGNIFICANT ACCOUNTING POLICIES:

The  following  significant  accounting  policies  are in  conformity  with U.S.
generally   accepted   accounting   principles   ("GAAP").   Such  policies  are
consistently followed by the Funds in preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds' portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds' portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust's pricing committee under procedures adopted by the Trust's Board of Directors. Investments in other investment companies are valued at net asset value.

SECURITY TRANSACTIONS: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds. In addition, expenses of a Fund not directly attributable to the operations of a particular class of the Fund are allocated to the separate classes based upon the relative net assets of each class.

INCOME RECOGNITION: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on ex-date. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2005

For the fiscal year ended June 30, 2005, the E.I.I. Realty Securities Fund reduced cost of investments for financial statement purposes by the distributions received in excess of income from REITs. The cumulative effect of this accounting change did not impact the net assets of the Fund, but resulted in reclassifications as follows:

   Cost      Dividend Income   Capital Gains
----------   ---------------   -------------
($211,609)      (398,681)         $187,072

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

For the year ended June 30, 2005, permanent differences resulting primarily from redemption in kind adjustments and foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

                                                          Increase/       Increase/
                                                         (Decrease)       (Decrease)
                                        Increase/      Undistributed     Accumulated
                                       (Decrease)      Net Investment    Net Realized
Fund                                 Paid-in Capital   Income/(Loss)     Gain/(Loss)
----------------------------------   ---------------   --------------    ------------
E.I.I. Realty Securities Fund        $       894,127   $   (1,541,340)   $    647,213
E.I.I. International Property Fund           (12,765)        (172,074)        184,839

Net  investment  income and net  realized  gains  (losses),  as disclosed on the
Statements   of   Operations,   and  net  assets  were  not  affected  by  these
reclassifications.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

IN-KIND REDEMPTION: On December 16, 2004, the E.I.I. Realty Securities Fund transferred securities and cash in the amount of $4,076,860, due to an in-kind redemption. For purposes of GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, these gains or losses are not recognized. The result is a permanent difference of $881,656. Gains and losses resulting from such in-kind redemptions are included in the realized gains/(losses) on investment transactions on the Statement of Operations.

FOREIGN ISSUER RISK: The Funds that invest in foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

INDEMNIFICATIONS: The Funds enter into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. The Funds do not anticipate recognizing any loss related to these arrangements.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2005

C.    INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

INVESTMENT ADVISORY FEE

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Funds' average daily net assets.

ADMINISTRATION FEE

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.15% of the Funds' average daily net assets. E.I.I. has entered into a sub-administration contract with PFPC Inc. ("PFPC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., under which E.I.I. pays PFPC Inc. to provide certain administrative services to E.I.I.

PFPC provides the Funds with sub-administrative services pursuant to a sub-administration agreement. The services include the day-to-day administration of the matters related to the corporate existence of the Trust, maintenance if its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws. From time to time, PFPC may waive all or a portion of its fees. The amount of administrative fees waived on the E.I.I. International Property Fund for the year ended June 30, 2005 was $54,167.

TRANSFER AGENT FEE

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Trust. From time to time, PFPC may waive all or a portion of its fees. The amount of transfer agent fees waived on the E.I.I. International Property Fund for the year ended June 30, 2005 was $19,500.

CUSTODY FEE

PFPC Trust Company serves as the custodian for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a custodian agreement with the Trust. From time to time, PFPC may waive all or a portion of its fees. The amount of custody fees waived on the E.I.I. International Property Fund for the year ended June 30, 2005 was $9,750.

EXPENSE LIMITS AND FEE WAIVER

E.I.I. has agreed to waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of the Funds to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory fees were waived and/or expenses were assumed, subject to the 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30, 2005 and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the 1.00% expense limitation is as follows:

                           E.I.I. REALTY    E.I.I. INTERNATIONAL
                          SECURITIES FUND       PROPERTY FUND
                          ---------------   --------------------

        Year ended 2005   $       182,824   $            111,909
        Year ended 2004           144,536                     --
        Year ended 2003           161,888                     --
                          ---------------   --------------------
        Total             $       489,248   $            111,909
                          ===============   ====================

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2005

D.    INVESTMENT TRANSACTIONS:

For the year ended June 30, 2005, the Funds made the following purchases and sales of investment securities other than U.S. Government Securities and Short-Term Securities:

                     E.I.I. REALTY    E.I.I. INTERNATIONAL
                    SECURITIES FUND      PROPERTY FUND
                    ---------------   --------------------
        Purchases   $    36,794,749   $         44,969,382
        Sales            83,847,167              4,575,100

E.    DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal year ended June 30, 2005 and June 30, 2004 was as follows:

                                  E.I.I. REALTY SECURITIES FUND       E.I.I. INTERNATIONAL PROPERTY FUND
                              -------------------------------------   ----------------------------------
                                    2005                2004                 2005              2004
                              -----------------   -----------------   -----------------   --------------
Distributions paid from:
  Ordinary income*            $       3,142,630   $       2,560,960   $         131,932   $           --
  Long term capital gains            18,226,476             485,239                  --               --
                              -----------------   -----------------   -----------------   --------------
  Total taxable distributions $      21,369,106   $       3,046,199   $         131,932   $           --
                              =================   =================   =================   ==============

*For tax purposes, short term capital gains distributions, if any, are considered ordinary income distributions.

F.    COMPONENTS OF DISTRIBUTABLE EARNINGS:

As of June 30, 2005 the components of accumulated earnings on a tax basis were as follows:

                                          E.I.I. REALTY     E.I.I. INTERNATIONAL
                                         SECURITIES FUND       PROPERTY FUND
                                        -----------------   --------------------
Undistributed ordinary income           $       3,246,782   $            528,888
Undistributed long term capital gains          10,714,846                     --
Unrealized appreciation*                       28,727,347              2,501,423
                                        -----------------   --------------------
Total accumulated earnings              $      42,688,975   $          3,030,311
                                        =================   ====================

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and outstanding return of capital adjustments from real estate investment trusts.

G.    POST OCTOBER LOSS:

Under the current tax law, capital and currency losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2005, the E.I.I. International Property Fund has elected to defer currency losses occurring between November 1, 2004 and June 30, 2005 in the amount of $139,615.

Such losses will be treated as arising on the first day of the fiscal year ended June 30, 2006.

H.       TAX COST OF SECURITIES:

The aggregate cost, gross unrealized appreciation and depreciation and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis at June 30, 2005 for each Fund were as follows:

               FUND                      COST       APPRECIATION   (DEPRECIATION)        NET
------------------------------------------------------------------------------------------------
E.I.I. Realty Securities Fund        $ 38,133,237   $ 28,727,347   $           --   $ 28,727,347
E.I.I. International Property Fund     45,682,879      2,827,639         (330,402)     2,497,237

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities of E.I.I. Realty Securities Trust, comprised of E.I.I. Realty Securities Fund and E.I.I. International Property Fund (collectively, the "Funds"), including the schedules of investments, as of June 30, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of E.I.I. Realty Securities Trust at June 30, 2005, and the results of its operations for the year then ended, and the changes in their net assets and financial highlights for the each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                             ERNST & YOUNG LLP

August 19, 2005

                         E.I.I. REALTY SECURITIES TRUST

                       ADDITIONAL INFORMATION (UNAUDITED)

                                  JUNE 30, 2005

TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

The amount of long term capital gains designated for the E.I.I. Realty Securities Fund is $19,000,000.

Of the distributions made by the E.I.I. Realty Securities Fund, 0.11% was the amount of each distribution which may qualify for the dividends received deduction available to corporate shareholders.

If the Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.1184 per share (representing a total of $440,687). The total amount of taxes paid to such countries is $0.0094 per share (representing a total of $34,858).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. International Property Fund, 2.35% and 100.00%, respectively, represent the amount of each distribution, which may qualify for the 15% dividend income tax rate. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. REALTY SECURITIES TRUST PROXY VOTING GUIDELINES

E.I.I. Realty Securities, Inc., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC's web site at www.sec.gov.

In addition, the Fund's complete proxy voting record for the 12 months ended June 30, 2005 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC's website at www.sec.gov.

E.I.I. REALTY SECURITIES TRUST QUARTERLY REPORTING OF PORTFOLIO HOLDINGS

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2005

APPROVAL OF INVESTMENT ADVISORY CONTRACT

At an in-person meeting held on May 23, 2005, the Board of Trustees (the "Trustees" or the "Board") of E.I.I. Realty Securities Trust (the "Trust") considered the annual approval of the continuation of the investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of E.I.I. Realty Securities Fund (the "Fund"), and E.I.I. Realty Securities, Inc. ("EII" or the "Adviser").

The Trustees reviewed with counsel to the Trust the information provided to them in connection with their review of the Advisory Agreement for the Fund, including: a legal memorandum setting forth the Trustees' responsibilities in considering approval of the Advisory Agreement; information on the Adviser, including Part II of the Form ADV; and comparative fee, expense and performance information provided by Lipper Inc. ("Lipper") based upon an 11 fund peer group selected by Lipper. The Board also met with representatives from the Adviser to discuss information about the firm's profitability and business plans, and staffing and investment performance issues.

The Board reviewed and considered the nature and extent of the investment advisory services provided by EII under the Advisory Agreement, including portfolio management, investment research and securities trading. The Independent Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by EII under an administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Advisory Agreement and the administration agreement together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by EII with similar services provided by non-affiliated advisers, as reported to the Board by Lipper.

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of EII who provided the administrative and investment advisory services to the Fund. The Trustees determined that EII's portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Trustees reviewed the Fund's performance for the one and three year periods ended March 31, 2005, and since inception, as shown in reports provided by Lipper, compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Fund's performance was in the fifth quintile since inception and for the three year period but was in the third quintile for the most recent one year period. The Trustees concluded that, although the Fund had underperformed the median to date, performance was improving and EII was addressing performance issues.

The Trustees reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund and the total expense ratio of the Fund. The Board noted that: (i) the Fund's contractual management fee rate was higher than the median management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper report for the Fund; but (ii) the Fund's total expense ratio was lower than the average total expense ratio of the funds included in the Fund's expense peer group because of fee waivers. The Trustees concluded that the Fund's management fee rate was competitive in light of the fact that EII managed the Fund so that the total expense ratio of the Fund was less than the total expense ratio of the funds in the expense peer group average. The Independent Trustees reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it did not include any breakpoints, although the Fund benefited from a fee waiver.

The Trustees considered and reviewed information concerning the costs incurred and profits realized by EII from its relationship with the Fund and concluded that the profits earned by EII were not excessive in light of the advisory, administrative and other services provided to the Fund.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2005

The Trustees did not identify any so-called "fall-out benefits" derived by EII from its relationship with the Fund although it did consider whether EII realized any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other clients managed by EII would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Trustees recognized that the receipt of such research from brokers might reduce EII's costs but concluded that the receipt of such research strengthens the investment management resources of EII, which might ultimately benefit the Fund and other funds and clients.

The Trustees considered whether EII was financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Trustees noted that EII's operations remained profitable, although reduced assets under management and increased expenses in recent years had reduced EII's profitability. The Independent Trustees concluded that EII had the financial resources necessary to fulfill its obligations under the Management Agreement.

The Trustees also reviewed and considered the historical relationship between the Fund and EII, including the policies and procedures formulated and adopted by EII for managing the Fund's operations and the Trustees' confidence in the competence and integrity of the senior managers and key personnel of EII. The Board concluded that it was beneficial for the Fund to continue its relationship with EII.

The Board considered the controls and procedures adopted and implemented by EII and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by EII indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund's business.

The Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) (the "Independent Trustees") then met with counsel to the Trust in executive session to discuss the renewal of the Advisory Agreement for the Fund. After the Independent Trustees' executive session, the full Board unanimously concluded, after considering and weighing all of the above factors, that it would be in the best interest of the Fund and its shareholders to approve the renewal of the Management Agreement for another year.

                         E.I.I. REALTY SECURITIES TRUST

TRUSTEE AND OFFICERS INFORMATION

Information pertaining to the Trustees and Officers of the Company is set forth below. (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                PORTFOLIOS
                                                                                 IN FUND
                                TERM OF OFFICE(1)                                COMPLEX
   NAME, (AGE), ADDRESS AND      AND LENGTH OF       PRINCIPAL OCCUPATION(S)     OVERSEEN             OTHER DIRECTRORSHIPS
   POSITION(S) WITH COMPANY       TIME SERVED          DURING PAST 5 YEARS      BY TRUSTEE               HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Carl W. Schafer, 69(2)          Since November     President, The Atlantic          2        Roadway Corporation
Trustee                         1999               Foundation, (1990 to                      Frontier Oil Corporation
66 Witherspoon Street, #1100                       present)                                  Labor Ready Inc.
Princeton, NJ 08542                                                                          UBS Mutual Funds
                                                                                             Guardian Life Mutual Funds
                                                                                             Harding Loevner Mutual Funds
------------------------------------------------------------------------------------------------------------------------------------
Richard W. Hutson, 66           Since June 1998    Retired from Hewitt              2        Trustee, Hillview Investment
615 Innsbruck Ct.                                  Associates Inc., September                Management Trust II
Libertyville, Il. 60048                            1996. Was a senior                        Director, Harris Bank, Libertyville, IL
                                                   principal in the firm.                    Director, Wells Manufacturing Company
                                                   Manager, Worldwide Sales,                 Chairman of the Board, Ball State
                                                   Marketing, Public Relations               University Foundation
------------------------------------------------------------------------------------------------------------------------------------
Warren K. Greene, 69            Since June 1998    Senior Vice President,           2        Trustee, Renaissance Capital Greenwich
Trustee                                            TrendLogic Associates,                    Funds
One Fawcett Place                                  Inc. (1995 to present)
Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
Joseph Gyourko, 49              Since June 1998    Martin Bucksbaum Professor       2        N/A
Trustee                                            of Real Estate & Finance,
15 Forest Lane                                     The Wharton School,
Swarthmore, PA 19081                               University of Pennsylvania
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Christian A. Lange, 65          Since November     Managing Director, E.I.I.        2        Director, EII Voyager U.S. Leaders
Trustee, Chief Investment       2003               Realty Securities, Inc.,                  Equity Company, Director & Chairman
Officer                                            June 1993 to present;                     of Amadeus Capital Vision PLC,
717 Fifth Avenue                                   President and Managing                    Director GPA Fund Managers Ltd,
New York, NY 10022                                 Director, European
                                                   Investors Inc., April 1983
                                                   to present.
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Adler, 58            Since June 1998    Managing Director, E.I.I.        2        Director, EII Voyager U.S. Leaders
Trustee, Chairman of the                           Realty Securities, Inc.,                  Equity Company
Board of Trustees and Chief                        June 1993 to present;
Executive Officer                                  Managing Director,
717 Fifth Avenue                                   European Investors
New York, NY 10022                                 Incorporated and Vice
                                                   President, European
                                                   Investors Corporate
                                                   Finance Inc., April 1983
                                                   to present.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Adler, 58            Since July 2004    Managing Director, E.I.I.        2        Director, EII Voyager U.S. Leaders
President                                          Realty Securities, Inc.,                  Equity Company
717 Fifth Avenue                                   June 1993 to present;
New York, NY 10022                                 Managing Director,
                                                   European Investors
                                                   Incorporated and Vice
                                                   President, European
                                                   Investors Corporate
                                                   Finance Inc., April 1983
                                                   to present.
------------------------------------------------------------------------------------------------------------------------------------
Lynn P. Marinaccio, 48          Since February     Director of Client               2        N/A
Secretary                       2003               Services, E.I.I. Realty
717 Fifth Avenue                                   Securities, Inc., December
New York, NY 10022                                 1996 to present; Vice
                                                   President, MIMCO (1995 to
                                                   1996)
------------------------------------------------------------------------------------------------------------------------------------
Michael J. Meagher, 43          Since May 2003     Vice President and               2        N/A
Treasurer                                          Director of Fund
717 Fifth Avenue                                   Administration and
New York, NY 10022                                 Compliance, E.I.I. Realty
                                                   Securities, Inc, March
                                                   2003 to present; Vice
                                                   President, JP Morgan
                                                   Investment Management
                                                   (1993 to 2002)
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee and officer shall hold office until his successor shall have been elected and qualified.

(2) Due to his death on July 30, 2005, Mr. Schafer is no longer a member of the Board.

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

                      This page left blank intentionally.

INVESTMENT ADVISER & ADMINISTRATOR
E.I.I. Realty Securities, Inc.
717 Fifth Avenue
10th Floor
New York, NY 10022
(212) 644-0794

SUB-ADMINISTRATOR
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581-5120

TRANSFER AGENT
PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL
Kramer, Levin, Naftalis & Frankel
1177 Avenue of the Americas
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

OFFICERS & TRUSTEES
Richard J. Adler, PRESIDENT, CHAIRMAN,
CHIEF EXECUTIVE OFFICER & TRUSTEE
Lynn P. Marinaccio, SECRETARY
Michael J. Meagher, TREASURER
Warren K. Greene, INDEPENDENT TRUSTEE
Joseph Gyourko, INDEPENDENT TRUSTEE
Richard W. Hutson, INDEPENDENT TRUSTEE
Christian A. Lange, TRUSTEE

            [LOGO]               E.I.I. REALTY
            [GRAPHIC OMITTED]  SECURITIES TRUST

                                  888-323-8912

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.

ITEM 2. CODE OF ETHICS.


     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Warren Greene is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for the fiscal years ended June 30, 2004 and June 30, 2005 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,500 and $50,000, respectively.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in the fiscal years ended June 30, 2004 and June 30, 2005 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 and $0, respectively.

TAX FEES

     (c) The aggregate fees billed in the fiscal years ended June 30, 2004 and June 30, 2005 for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,000 and $6,000, respectively.

ALL OTHER FEES

     (d) The aggregate fees billed in the fiscal years ended June 30, 2004 and June 30, 2005 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
         (c) of this Item are $0 and $0, respectively.

      (e)(1)  Disclose   the  audit   committee's   pre-approval   policies  and
              procedures   described  in  paragraph   (c)(7)  of  Rule  2-01  of
              Regulation S-X.

              All pre approvals will be done by the Audit Committee on an ad hoc basis.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c)  0%

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $9,750 for 2004 and $0 for 2005.

     (h) The  registrant's  audit  committee  of  the  board  of  directors  has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not
         pre-approved  pursuant  to  paragraph  (c)(7)(ii)  of  Rule   2-01   of
         Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940

         Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, that is the subject of disclosure required by Item 2, filed as exhibit (a)(1) to the Registrant's Form N-CSR, filed on September 9, 2004 (Accession No. 0000935069-04-001457).

     (a)(2)   Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

      (b)     Certifications pursuant  to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) EII REALTY SECURITIES TRUST
            --------------------------------------------------------------------

By (Signature and Title)*           /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                                    Richard J. Adler, Chief Executive Officer
                                    (principal executive officer)

Date SEPTEMBER 2, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*            /S/ RICHARD J. ADLER
                         -------------------------------------------------------
                                    Richard J. Adler, Chief Executive Officer
                                    (principal executive officer)

Date SEPTEMBER 2, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*          /S/ MICHAEL J. MEAGHER
                         -------------------------------------------------------
                                   Michael J. Meagher, Vice President, Treasurer
                                   (principal financial officer)

Date SEPTEMBER 2, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.